UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

VIRNETX HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 438-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 12, 2010, VirnetX Holding Corporation (NYSE Amex: VHC), an Internet security software and technology company, announced that on August 11, 2010, it filed a complaint against Aastra USA, Inc., Aastra Technologies Ltd., Apple Inc., Cisco Systems, Inc., NEC Corporation, and NEC Corporation of America in the United States District Court for the Eastern District of Texas, Tyler Division. The complaint includes allegations of patent infringement regarding five patents owned by VirnetX. In its complaint, VirnetX seeks both damages and injunctive relief.
On August 12, 2010, the Company issued a press release announcing the complaint. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of VirnetX Holding Corporation dated August 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2010	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen
		Name:	Kendall Larsen
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 12, 2010.